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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
MAXWELL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAXWELL TECHNOLOGIES, INC.
8888 BALBOA AVENUE
SAN DIEGO, CA 92123

NOTICE OF THE 2002 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2002

To the Shareholders of
Maxwell Technologies, Inc.

        The 2002 Annual Meeting of Shareholders of Maxwell Technologies, Inc., a Delaware corporation (the "Company"), will be held on May 14, 2002 at 11:00 A.M., local time, at the Courtyard by Marriott, 8651 Spectrum Center Blvd., San Diego, California for the following purposes, all as more fully set forth in the accompanying Proxy Statement:

  1.
  To elect Robert Guyett and Carl Eibl as directors of the Company in Class III, to serve until the 2005 annual meeting of shareholders and until their successors shall have been duly elected and qualified.

  2.
  To consider and approve the change of the state of incorporation of the Company from Delaware to California.

  3.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year 2002.

  4.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 27, 2002 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

                      By Order of the Board of Directors,

                      Donald M. Roberts
                       Secretary

Dated: March     , 2002

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

MAXWELL TECHNOLOGIES, INC.
8888 Balboa Avenue
San Diego, California 92123

PROXY STATEMENT
FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2002

GENERAL INFORMATION

        This Proxy Statement is being mailed on or about April    , 2002 to the shareholders of Maxwell Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the 2002 Annual Meeting of the Shareholders of the Company to be held on May 14, 2002 (the "Meeting") and any adjournment or adjournments thereof. Any proxy given may be revoked at any time prior to the exercise of the powers conferred by it by filing with the Secretary of the Company a written notice signed by the shareholder revoking such proxy or a duly executed proxy bearing a later date. In addition, the powers conferred by such proxy may be suspended if the person executing the proxy is present at the meeting and elects to vote in person. All shares represented by each properly executed and unrevoked proxy received in time for the Meeting will be voted (unless otherwise indicated thereon) in the manner specified therein at the Meeting and any adjournment or adjournments thereof.

        The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares. In addition to the use of the mails, some of the Company's directors, officers and regular employees, without extra compensation, may solicit proxies by telephone, personal interview, or other means.

        The Company's annual report on Form 10-K for the fiscal year ended December 31, 2001 ("fiscal 2001"), as filed with the U.S. Securities and Exchange Commission is being mailed to shareholders concurrently with the mailing of this Notice of Annual Meeting and Proxy Statement. The Form 10-K contains, among other things, financial information regarding the Company and a discussion of developments in the Company's business during fiscal 2001.

VOTING RIGHTS

        The close of business on March 27, 2002 (the "Record Date") has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. On the Record Date, there were outstanding                        shares of the Company's Common Stock, $.10 par value ("Common Stock"), all of one class and all of which are entitled to be voted at the Meeting. Holders of such issued and outstanding shares of Common Stock are entitled to one vote for each share held by them.

        The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. As to all matters, each shareholder is entitled to one vote for each share of Common Stock held. Under Delaware law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and the appointment of independent auditors but are not entitled to vote on the reincorporation proposal.

        With regard to the election of directors, the two nominees who receive the greatest number of votes will be elected to the Board. Shareholders are not entitled to cumulate votes. Votes against a candidate, votes withheld and abstentions have no legal effect in the election of directors. In connection with agenda item number 2, the proposed reincorporation, the matter must be approved by the affirmative vote of the majority of the outstanding shares, and in that case abstentions and broker non-votes (that is, shares as to which brokers did not receive instructions from their customers) have the same effect as votes cast against the matter. For the remaining matters on the agenda other than the election of directors and the proposed reincorporation, the matter must be approved by a majority of the votes cast on the matter. Under Delaware law and the Company's bylaws, abstentions are counted as votes cast, and therefore have the same effect as votes against a matter. Broker non-votes, on the other hand, are not considered to be votes cast and have no effect on the outcome of the matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock by (i) each person (or group of affiliated persons) known by the Company to beneficially own more than five percent of the outstanding shares of common stock; and (ii) each director of the Company, (iii) each of the Named Executive Officers (see "Executive Compensation" below), and (iv) all directors and executive officers of the Company as a group. Information for the officers and directors is as of December 31, 2001. The address for each individual is 8888 Balboa Avenue, San Diego, CA 92123.

Name and Address of Beneficial Owner	Total Beneficial Ownership(1)		% Ownership(2)
Security Management Company, LLC 700 S.W. Harrison Street, Topeka, KS 66636-0001	1,294,900		12.7%
Van Den Berg Management 1301 Capitol of Texas Hwy, Suite B-228, Austin, TX 78746	1,208,502	(3)	11.9%
Carlton J. Eibl	226,024	(4)	2.2%
John Werderman	69,832	(4)	*
Richard D. Balanson	144,836	(4)	1.4%
Donald M. Roberts	64,220	(4)	*
James A. Baumker	3,850	(4)	*
Kenneth F. Potashner	207,109	(4)	2.0%
Robert Guyett	18,000	(4)	*
Mark Rossi	23,000	(4)	*
Jean Lavigne	10,335	(4)	*
All directors and executive officers as a group (10 persons)	767,206	(4)	7.0%

*
Less than one percent.

(1)
Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in the table or included in filings with the Securities and Exchange Commission. The Company understands that, except as footnoted, each person in the table has sole voting and investment power for shares beneficially owned by such person, subject to community property laws where applicable.

(2)
Shares of common stock subject to options which are currently exercisable or exercisable within 60 days of December 31, 2001, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Percentage of ownership is based on 10,168,444 shares of common stock outstanding on December 31, 2001.

(3)
Of the total of 1,208,502 shares, Van Den Berg Management has sole voting power over 51,900 shares and shared voting power with respect to the balance and has sole power to dispose of 51,900 shares and shared dispositive power with respect to the balance.

(4)
Shares of common stock beneficially owned include options exercisable within 60 days of December 31, 2001 to purchase 191,391 shares granted to Mr. Eibl, 61,499 shares granted to Mr. Werderman, 136,503 shares granted to Mr. Balanson, 49,417 shares granted to Mr. Roberts, 3,000 shares granted to Mr. Baumker, 184,251 shares granted to Mr. Potashner, 10,000 shares granted to Mr. Guyett, 23,000 shares granted to Mr. Rossi and 10,000 shares granted to Mr. Lavigne and options to purchase 669,061 shares granted to all directors and officers as a group.

ELECTION OF DIRECTORS

        The Board of Directors of the Company is divided into three classes, with the terms of office of each class ending in successive years. The term of the directors currently serving in Class III expires with this Annual Meeting of Shareholders. The directors in Class I and Class II will continue in office until their terms expire at the 2003 and 2004 Annual Meeting of Shareholders, respectively. The directors elected in Class III at the Meeting will hold office for a term expiring at the 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. If the proposal to reincorporate the Company in California is approved by the shareholders at the Meeting and such reincorporation is implemented, the Board will no longer be divided into classes and the entire Board will be considered for election at each subsequent annual meeting of shareholders.

        Holders of Common Stock are entitled to cast one vote for each share held for two nominees for director in Class III. The two nominees receiving the greatest number of votes will be elected directors of the Company in Class III. It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the nominees named below. While the Company has no reason to believe that either of the nominees will be unable to stand for election as a director, it is intended that if such an event should occur, such shares will be voted for such substitute nominee as may be selected by the Board of Directors.

        Set forth below is certain information regarding the nominees for director and the other directors of the Company who will continue in office for terms extending beyond the Meeting.

NOMINEES FOR ELECTION AS DIRECTORS

Name and Age	Period Served as a Director, Positions and Other Relationships With the Company, and Business Experience
Robert Guyett, 65 (Class III)	Mr. Guyett was appointed a director in January 2000. He is a director and Treasurer of the Christopher Reeve Paralysis Foundation. Since 1995, he has been President and Chief Executive Officer of Crescent Management Enterprises, and for five years prior thereto, he was a director and Chief Financial Officer of Engelhard Corp. From 1987-1991, Mr. Guyett was a director and Chief Financial Officer of Fluor Corporation. Mr. Guyett is a director of Newport Corp. and several privately held companies.
Carlton J. Eibl, 41 (Class III)
Mr. Eibl was appointed a director in July 1998 and named Chief Executive Officer and President of the Company in November 1999. From February 1999 until he formally joined the Company on December 1, 1999, Mr. Eibl served as President and Chief Operating Officer of Stratagene Corporation, a privately held biotechnology company. Prior thereto, Mr. Eibl held various executive positions with Mycogen Corporation, a diversified, publicly held agribusiness and biotechnology company. Mr. Eibl joined Mycogen in 1993 as Executive Vice President and General Counsel. In 1995, he was appointed President and Chief Operating Officer and in 1997 he became Chief Executive Officer. The Dow Chemical Company acquired Mycogen at the end of 1998.

DIRECTORS CONTINUING IN OFFICE

Name and Age	Period Served as a Director, Positions and Other Relationships With the Company, and Business Experience
Kenneth F. Potashner, 44 (Class I)	Mr. Potashner has served as a director since April 1996 and as Chairman since April 1997. From the time he joined the Company in April 1996 until November 1998, he served Maxwell as President, Chief Executive Officer and Chief Operating Officer. Since November 1998, Mr. Potashner has served as chief executive officer, chairman of the board and a director of SonicBlue, a digital media company. From 1991 through 1994, he was Vice President, Product Engineering, for Quantum Corporation. From 1994 to April 1996, he served as Executive Vice President, Operations, of Conner Peripherals. Mr. Potashner is a director of Newport Corp.
Mark Rossi, 45 (Class II)
Mr. Rossi was appointed a director of the Company in November 1997 and elected to a full term at the Company's Annual Shareholder Meeting in January 1998. Mr. Rossi is a Senior Managing Director of Cornerstone Equity Investors, L.L.C., a New York-based private equity firm with assets under management in excess of $1 billion. Prior to the formation of Cornerstone Equity Investors in 1996, Mr. Rossi was President of Prudential Equity Investors, Inc. Mr. Rossi's industry focus is on technology-related and telecommunications companies. He is a member of the Board of Directors of True Temper, Inc., Novatel Wireless, Inc. and MCMS, Inc. as well as several privately held companies.
Jean Lavigne, 65 (Class II)
Mr. Lavigne was appointed a director of the Company in August 1999. Mr. Lavigne is Vice President and Country President in France for Motorola, Inc., and he is President and Chief Executive Officer of Motorola, S.A. Prior to joining Motorola, Mr. Lavigne was with Digital Equipment Corporation ("DEC") in Europe where he was responsible for Interconnect Technology and served as a member of DEC's European Government Affairs Team.

Board of Directors Meetings and Committees

        The Board of Directors of the Company held a total of five regular and special meetings during fiscal 2001. Each director continuing in office attended more than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board on which he served.

        The Board of Directors has a Compensation Committee that authorizes and reviews officers' compensation. This committee held two meetings during fiscal 2001, and its current members who are continuing in office are Messrs. Rossi, Guyett and Lavigne.

        The Board also has an Audit Committee, the function of which is to assist the full Board in fulfilling its responsibilities with respect to corporate accounting, auditing and reporting practices. In performing such function, the Audit Committee maintains a direct line of communication with the Company's independent auditors. This committee held four meetings during fiscal 2001, and its current members who are continuing, or nominated to continue, in office are Messrs. Rossi, Guyett and Lavigne. Each member of the committee is independent within the meaning of applicable regulations.

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements included in the Company's Annual Report on Form 10-K for fiscal year 2001 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The audit committee received from E&Y written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61.

        The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year 2001 for filing with the Securities and Exchange Commission. The committee and the Board have also agreed on the selection of the Company's independent auditors.

                      Dated: April     , 2002

                      Mark Rossi
                      Robert Guyett
                      Jean Lavigne

Compensation of Directors

        Each director of the Company (other than Mr. Eibl who receives no compensation other than that received as an officer of the Company) receives compensation of $6,250 per quarter and $1,000 per Board and Committee meeting attended ($500 per Board or Committee telephonic meeting in which such director participates).

        The Board has adopted the Maxwell Technologies, Inc. 1999 Director Stock Option Plan (the "Director Option Plan"), which authorizes the granting of ten-year options to purchase an aggregate of 100,000 shares of the Company's Common Stock to non-employee directors of the Company during the term of the Director Option Plan, which expires in 2009. Under the Director Option Plan, each eligible director automatically receives options to purchase 10,000 shares of Company Common Stock on the first business day following such director's initial Annual Shareholders' Meeting of the Company, and options to purchase 3,000 shares following subsequent Annual Shareholders' Meetings. The Director Option Plan also gives the Board the discretion to approve special options to eligible directors. The option price per share is the fair market value based on the public trading price of such shares on the date of grant. Options granted to directors vest in full on the first anniversary of the date of grant. As of December 31, 2001, options covering a total of 48,000 shares were outstanding under the Director Option Plan, and a total of 52,000 shares remained available for the grant of future options under such plan.

        The Company maintains the Maxwell Technologies, Inc. 1994 Director Stock Purchase Plan (the "Director Purchase Plan"), under which directors, other than those who are full-time employees of the Company, have the opportunity to purchase directly from the Company shares of Common Stock at 100% of the public trading price of the shares. The Company also makes available to eligible directors the opportunity to purchase stock under the Director Purchase Plan with an advance of up to two years of their quarterly directors' fee, subject to the obligation to repay any unearned fee if any such director should leave the Board. An aggregate of 100,000 shares have been authorized for purchase by directors under the plan. The Director Purchase Plan authorizes purchases by eligible directors from and after January 1, 1995, the effective date of the plan, until the earlier of ten years thereafter or the issuance of all shares authorized for purchase. As of December 31, 2001, 47,491 shares remain available for purchase under the Director Purchase Plan.

PROPOSAL TO
APPROVE THE REINCORPORATION
OF THE COMPANY
FROM DELAWARE TO CALIFORNIA

General

        The Board of Directors has approved and, for the reasons described below, recommends that the Company's shareholders approve a reorganization in which the Company's state of incorporation would be changed from Delaware to California (hereinafter, the "Proposed Reincorporation"). The Proposed Reincorporation would be accomplished by merging the Company ("Maxwell-Delaware") into a wholly-owned California subsidiary called Maxwell Technologies, Inc. ("Maxwell-California"), newly formed for this purpose, with each outstanding share of Maxwell-Delaware's common stock being exchanged for one corresponding share of common stock of Maxwell-California. The authorized capital stock of Maxwell-California will be the same as the authorized common stock of Maxwell-Delaware, without any increase or decrease in authorized shares of Common Stock. The Proposed Reincorporation will be accomplished pursuant to the terms of an Agreement and Plan of Merger between Maxwell-Delaware and Maxwell-California, a copy of which is attached hereto as Appendix A. Because Maxwell-California will be governed by California law, the Proposed Reincorporation will result in certain changes in the rights of stockholders. See "Changes in the Company's Charter to be Effected by Reincorporation" and "Certain Differences in State Corporation Laws." It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, in favor of the Proposed Reincorporation.

        THE PROPOSED REINCORPORATION, IF APPROVED AND COMPLETED, WILL EFFECT A CHANGE IN THE LEGAL DOMICILE OF THE COMPANY, AND OTHER CHANGES OF A LEGAL NATURE, THE MATERIAL ASPECTS OF WHICH ARE DESCRIBED IN THIS PROXY STATEMENT. THE PROPOSED REINCORPORATION WILL NOT RESULT IN ANY SIGNIFICANT CHANGE IN THE COMPANY'S BUSINESS, MANAGEMENT, ASSETS, LIABILITIES, FISCAL YEAR, LOCATION OF PRINCIPAL EXECUTIVE OFFICES OR NET WORTH.

        At and after the effective date of the Proposed Reincorporation, each certificate that previously represented shares of Common Stock of Maxwell-Delaware will be deemed to represent the same number of shares of Common Stock of Maxwell-California into which such shares of Maxwell-Delaware are convertible pursuant to the Agreement and Plan of Merger. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF MAXWELL-DELAWARE TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MAXWELL-CALIFORNIA.

        If the Proposed Reincorporation is approved, upon filing of the Agreement and Plan of Merger in California and Delaware, Maxwell-California will, by operation of law, succeed to all of the assets, properties, businesses and rights of Maxwell-Delaware and will assume all of the liabilities, obligations, debts and commitments of Maxwell-Delaware. In this connection, Maxwell-California will succeed to and assume all employee benefit and incentive programs of Maxwell-Delaware, stock option and stock purchase plans and programs (including the establishment of the same reserves for shares issuable under such plans and programs as existed prior to the Proposed Reincorporation), credit facilities and debt obligations, and all other existing contractual obligations and commitments. Maxwell-California will also succeed to the rights and responsibilities under the Rights Agreement between Maxwell-Delaware and Mellon Investor Services, acting as the agent on behalf of the Company's stockholders. The Rights Agreement provides certain protections for the Company and its stockholders from certain changes of control of the Company not approved by the Company's Board of Directors. Following completion of the Proposed Reincorporation, each share of Common Stock of Maxwell-California will have associated with it one "Right", as provided in such Rights Agreement, with the same provisions and conditions as existed with respect to each "Right" previously associated with a share of Common Stock of Maxwell-Delaware.

        It is anticipated that the Proposed Reincorporation will be consummated immediately following receipt of the required shareholder approval. HOWEVER, THE PROPOSED REINCORPORATION MAY BE ABANDONED, EITHER BEFORE OR AFTER SHAREHOLDER APPROVAL, IF CIRCUMSTANCES ARISE WHICH, IN THE OPINION OF THE BOARD OF DIRECTORS, MAKE IT INADVISABLE TO PROCEED.

Dissenters' Rights Of Appraisal

        Although under Delaware law shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and receive cash for their shares, Delaware law does not permit dissenters' rights in connection with the type of reorganization presently proposed and described herein.

Principal Reasons For Reincorporation

        Although for many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs, California in recent years has provided similar protections to businesses under the California General Corporation Law ("California Law").

        The Board of Directors has recommended the Proposed Reincorporation of the Company under California Law primarily because it will result in cost savings to the Company of approximately $100,000 in annual franchise tax fees that are currently paid to the state of Delaware.

        The Proposed Reincorporation will result in some changes to the Company's charter documents. See "Changes in the Company's Charter to be Effected by Reincorporation." There will also be some differences due to changes in shareholder rights reflecting differences in the corporations codes in the respective states. See "Certain Differences in State Corporation Laws."

Federal Income Tax Consequences

        The following discussion of the federal income tax consequences of the Proposed Reincorporation is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. The Company has not requested or received any formal legal opinions, nor has it requested or received any advance rulings from the Internal Revenue Service with respect to the tax considerations discussed below. This discussion is for general information only. Not all of the tax consequences that may be relevant to a particular stockholder (such as non-resident aliens, foreign corporations or broker/dealers) are discussed. Furthermore, the discussion which follows does not consider the possible impact or consequences of any events other than those specifically described herein. Finally, no foreign, state or local tax consequences are discussed. Accordingly, stockholders are urged to consult their own tax advisors and must rely on their own tax advisors as to the specific federal, state, local or foreign tax consequences to them of the Proposed Reincorporation.

        The Proposed Reincorporation is intended to qualify as a reorganization under Section 368 of the Internal Revenue Code. Accordingly, the Company expects that no gain or loss will be recognized by the stockholders of Maxwell-Delaware, or by either Maxwell-Delaware or Maxwell-California

        Each former holder of Maxwell-Delaware Common Stock will have the same basis in the Maxwell-California Common Stock received by such person pursuant to the Proposed Reincorporation as such person had in the Maxwell-Delaware Common Stock held immediately prior to the consummation of the Proposed Reincorporation. Each Maxwell-Delaware stockholder will have a holding period with respect to the Maxwell-California Common Stock received in the Proposed Reincorporation which will include the period during which such person held the corresponding Maxwell-Delaware Stock provided that such Maxwell-Delaware Stock was held as a capital asset at the effective time of the Proposed Reincorporation.

Changes in the Company's Charter to be Effected by Reincorporation

        The following discussion summarizes the material differences between the Articles of Incorporation (the "California Articles") and Bylaws (the "California Bylaws") of Maxwell-California and the Certificate of Incorporation, as amended through the date hereof (the "Delaware Certificate") and Bylaws of Maxwell-Delaware (the "Delaware Bylaws"). A copy of the California Articles is attached hereto as Exhibit 2 to Appendix A and a copy of the California Bylaws is attached hereto as Exhibit 2 to Appendix A, and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. Approval of the Proposed Reincorporation by the stockholders will automatically result in the adoption of all such charter provisions set forth in the California Articles and California Bylaws.

        Cumulative Voting.    Under cumulative voting, a shareholder is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder's name. The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees. Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically adopted. As permitted by Delaware law, the Delaware Certificate does not provide for cumulative voting.

        Under California law, cumulative voting is an absolute right for the shareholders of all corporations except those corporations that have outstanding shares listed on the New York Stock Exchange or the American Stock Exchange or that have outstanding securities qualified for trading on the Nasdaq National Market. Since Maxwell-California will have its Common Stock listed for trading on the Nasdaq National Market, the California Articles and California Bylaws will not provide for cumulative voting.

        Special Stockholder Meetings.    Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws, and under the Delaware Articles only the Chairman of the Board or the President are authorized to call a special meeting of the stockholders. The California Bylaws authorize a majority of the Board of Directors, the Chairman of the Board, the President and the holders of shares owning not less than 10% of the votes at such meeting to call a special meeting of shareholders of Maxwell-California.

        Action by Written Consent.    As permitted by Delaware law, the Delaware Articles permit the stockholders, in lieu of a meeting, to act by written consent of the holders of shares having not less than the minimum voting power necessary to approve such action, so long as a majority of the Board of Directors, excluding any directors interested in the action, also approve such action. California law permits the shareholders to act by written consent of the holders of a minimum number of shares required to approve such action without the requirement in every case that the Board of Directors also approve such action.

        Bylaw Amendments.    As permitted by Delaware law, the Delaware Articles provide that bylaws may generally be amended by the Board of Directors or by the vote of 80% of the outstanding shares.

Under California law the bylaws may be amended by a vote of a majority of the outstanding shares or by the Board of Directors, subject to limitations on the Board's ability to change the range for the number of directors provided in the articles.

        Limited Liability of Directors.    The Delaware Certificate eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such provision also may not limit a director's liability for violation of, or otherwise relieve Maxwell-Delaware or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

        The Corporations Code of California permits California corporations to include in their articles of incorporation a provision generally similar to that permitted under Delaware law, except that: (i) the California law provides that indemnification is available for expenses incurred in a derivative action if the director wins suit or with court approval (including amounts paid in settlement if subsequently approved by the court). Indemnification is also available for expenses incurred and amounts actually paid to settle any threatened derivative action while Delaware only applies to expenses (but not settlements) with respect to actual or threatened actions only with court approval; and (ii) under the California provision, personal liability of a director for monetary damages cannot be limited or eliminated where liability arises from "acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders," or from "acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders."

        The California Articles contain a provision limiting director liability for monetary damages to the fullest extent permissible under California law. A director would still be liable in such cases for the following: (i) breach of the director's duty of loyalty to Maxwell-California or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law; (iii) willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds; (iv) any transaction from which the director derives an improper personal benefit; (v) reckless disregard for a director's duty to the corporation or its shareholders; and (vi) an unexcused pattern of inattention amounting to an abdication of the director's duty.

        The liability limitation provision in the California Articles will not reduce the exposure of directors to liability under federal or state securities laws. The provision also would not affect the availability to the Company's stockholders of injunctions and other equitable remedies for any violation of a director's fiduciary duty to the Company or its stockholders.

        Although the Company has obtained directors and officers' insurance for the benefit of each of its directors, there is no assurance that the Company will be able to maintain such directors and officers' insurance. Given this lack of assurance, the Board has concluded that the Company should, in connection with the Proposed Reincorporation and in similar fashion to the existing provisions of the Delaware Certificate, adopt the liability limitation provision in the California Articles in order to be able to continue to retain and attract capable and responsible individuals to serve as directors even though the provision will curtail to some extent the right of shareholders to pursue monetary claims against directors on behalf of such shareholders or the Company.

        The California Articles also provide any future repeal or modification of the terms of the California Articles shall not adversely affect any right or protection of a director existing at the time of the repeal or modification.

        Indemnification of Officers and Directors.    The California and Delaware corporation laws have similar provisions and limitations regarding indemnification by a corporation of its officers, directors and employees. In general, under both California and Delaware law, the indemnification provided for therein is not deemed to be exclusive of any nonstatutory indemnification rights provided to officers, directors and employees under any bylaw, agreement, or vote of stockholders or disinterested directors.

        The Delaware Certificate and the Delaware Bylaws provide for indemnification of directors and officers to the fullest extent permitted under Delaware law. The California Articles provide for indemnification of directors and officers to the fullest extent permitted under California law. The California Bylaws mandate that Maxwell-California shall indemnify its officers and directors to the fullest extent permitted or authorized under California law as a result of any officer's or director's status as such and that the Board of Directors shall have the power to indemnify any other employee or agent of Maxwell-California for such expenses incurred as a result of such person's status as an employee or agent of the Company. Under the California Bylaws, indemnification will extend to persons who have ceased to act as officers or directors for actions which arose in connection with their services to Maxwell-California. The Delaware Bylaws currently provide for similar indemnification for those persons who have cased to act as officers or directors of Maxwell-Delaware.

        Loans to Directors, Officers and Employees.    Under Delaware law, a corporation may make loans to, or guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. Under California law, any such loan or guaranty to or for the benefit of any officer of a corporation or any of its subsidiaries, except for certain loans or guaranties pursuant to employee benefit plans, must be approved by the shareholders of the corporation, unless the corporation has outstanding shares held of record by 100 or more persons and a bylaw provision adopted by a majority of the outstanding shares authorizing the disinterested directors alone to approve such loan or guaranty. The Company currently has more than 100 shareholders of record and the California Bylaws contain a provision authorizing the disinterested directors alone to approve any such loan or guaranty.

        Fair Price Provision.    The Delaware Articles contain a provision under which, in general, a stockholder of the Company owning 10% or more of the Company's stock (an "Interested Stockholder") cannot proceed with an acquisition of all or a significant portion of the Company's stock or assets unless the acquisition is either approved by the disinterested members of the Board of Directors, approved by a vote of 80% of the shares entitled to vote or involves consideration for the stockholders of not less than certain minimum values based on prices previously paid by the Interested Stockholder or based on recent trading prices. The California Articles do not contain such a provision.

Certain Differences in State Corporation Laws

        In addition to the matters discussed above, Delaware law differs in many respects from California law. Certain differences that could materially affect the rights of shareholders of Maxwell-California are discussed below.

        Size of the Board of Directors.    Under Delaware law, the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the board of directors acting alone by amendment to the corporation's bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which case stockholder approval is required. The Delaware Bylaws establish that the number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three, and the Delaware

Certificate authorizes the Board of Directors to make, alter, amend or repeal the Delaware Bylaws. Accordingly, a majority of the Company's Board of Directors currently has the power to change the authorized number of directors.

        Under California law, the number of directors of a corporation may be fixed in the articles of incorporation or bylaws of a corporation, or a range may be established for the number of directors, with the Board of Directors given authority to fix the exact number of directors within such range. The California Bylaws establish a range of five to nine for the number of directors and fix the number of directors at five. The California Bylaws also authorize the Board of Directors to change the fixed number within the range. Under California law, no subsequent amendment seeking to reduce the authorized number of directors below five can be implemented if a number of shares equal to or greater than 16 2/3% of the total outstanding shares are voted in opposition to the amendment.

        Removal of Directors.    Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed (with or without cause) with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Delaware Certificate provides for a classified board of directors but does not provide for cumulative voting. The Delaware Bylaws currently allow for removal pursuant to Delaware law.

        Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. The term "cause" with respect to the removal of directors is defined under California law to mean a director who has been declared of unsound mind by an order of court or convicted of a felony. In addition, holders of at least 10% of shares of any class may bring suit to remove a director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation. The California Bylaws provide for the removal of any director or the entire board as provided by California law.

        Classified Board of Directors.    A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes a change in the composition of the board of directors, and a potential change in control of a corporation, a lengthier and more difficult process. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. Under California law, directors generally are elected annually; however, corporations that are public companies may designate a classified board of directors by adopting amendments to their articles and bylaws that must be approved by shareholders. California law permits a board to be classified into classes of at least 3 directors each. The Company currently has five members of the Board of Directors and does not have a sufficient number of directors to classify the board under California law. The Delaware Certificate and Delaware Bylaws currently provide for a classified board of directors. The California Articles and the California Bylaws do not provide for a classified board of directors. In the event that Maxwell-California were to wish to implement a classified board of directors in the future, Maxwell-California would have to solicit and receive shareholder approval of such classification through amendments to its Articles of Incorporation and Bylaws.

        Certain Business Combinations.    Delaware, like a number of other states, not including California, has adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three- year moratorium unless specified conditions are met. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

        For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

        The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholders owns 85% of the corporation's voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

        California does not have any such statutory prohibition on business combinations.

        Shareholder Voting.    Both Delaware and California law generally require that a majority of the stockholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its entity.

        Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

        Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. In contrast and with certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding.

        California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See "Certain Business Combinations" above.

        California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

        Dissenters' Rights.    Delaware law does not provide dissenters' rights of appraisal to stockholders with respect to (i) a sale of assets in a reorganization; (ii) a merger by a corporation, the shares of which are either listed on a national securities exchange, designated as a National Market security on the Nasdaq or widely held (by more than 2,000 stockholders) if such stockholders receive common stock of the surviving corporation or of a listed or widely held corporation; or (iii) stockholders of a corporation surviving a merger if no vote of such stockholders is required to approve the merger. Under Delaware law, no vote of the stockholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met.

        California law does, in general, afford dissenters' rights to shareholders in a sale of assets reorganization, and its exclusions from dissenters' rights in mergers are somewhat different from those in Delaware. In merger or exchange reorganizations, there are no dissenters' rights for any class of securities listed on a national securities exchange certified by the California Commissioner of Corporations (currently the New York and American Stock Exchanges) or over-the-counter margin stocks unless (i) more than five percent of the class dissents; or (ii) the shares are subject to a restriction on transfer.

        Inspection of Stockholders' List.    Both California law and Delaware law allow any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy a corporation's shareholders' list by persons holding 5% or more of the corporation's voting shares, or any shareholders holding 1% or more of the corporation's voting shares who have filed a Schedule 14B with the SEC relating to the election of directors. Delaware law does not provide for any such absolute right of inspection.

        Dividends and Repurchase of Shares.    Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares provided such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone, not consolidated with subsidiary or parent corporations. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

        Under California law, any distributions to shareholders (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) in an amount equal to at least 125% of its liabilities (exclusive of deferred taxes, deferred income and other deferred credits) and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing limitations for repurchases of shares in connection with certain rescission actions or pursuant to certain employee stock plans.

  VOTE REQUIRED

        The affirmative vote of a majority of the Common Stock of the Company is required to approve the Proposed Reincorporation and all related matters.

  RECOMMENDATION OF BOARD OF DIRECTORS

        The Board of Directors recommends that the shareholders vote FOR the Proposed Reincorporation.

PROPOSAL TO
RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

        The Company is asking the shareholders to ratify the selection of Ernst & Young LLP (E&Y) as the Company's independent auditors for the year ending December 31, 2002. The affirmative vote of the holders of a majority of the shares represented and voting at the Meeting will be required to ratify the selection of E&Y.

        In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interests.

        Representatives of E&Y are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2002.

        Set forth below is information on the fees paid to E&Y during fiscal 2001.

Fees To Independent Auditors

Audit Fees

        The aggregate fees incurred and payable to E&Y for professional services rendered in connection with the audit of the Company's consolidated financial statements for the year ended December 31, 2001, including reviews of the Company's interim consolidated financial statements included in its Quarterly Reports on Form 10-Q during calendar year 2001, were approximately $215,700.

Audit Related Fees

        The aggregate fees incurred and payable to E&Y for professional services rendered in connection with statutory audits and the audit of the Company's 401(k) Plan during calendar year 2001 were approximately $15,162.

Financial Information Systems Design and Implementation Fees

        E&Y did not render any professional services during calendar year 2001 in connection with Financial Information Systems Design and Implementation.

All Other Fees

        The aggregate fees incurred and payable to E&Y for all professional services rendered during calendar year 2001 except for Audit Fees and Audit Related Fees were approximately $67,720.

        The Audit Committee has determined the rendering of all other non-audit services by E&Y is compatible with maintaining the auditor's independence.

EXECUTIVE COMPENSATION

Executive Compensation

        The following table sets forth certain summary information concerning the compensation earned by the Company's Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers") whose salary and bonuses for fiscal 2001 exceeded $100,000 for services rendered to the Company and its subsidiaries in all capacities during the fiscal year. No executive who would otherwise have been includable in such table on the basis of salary and bonus earned for fiscal 2001 has resigned or otherwise terminated employment during fiscal 2001. Summary Compensation Table

Annual Compensation(2)
Name and Position							Stock Option Grants(4) (No. of Shares)	All Other Compensation(5)
	Year(1)		Salary	Bonus		Other(3)
Carlton J. Eibl(6) Chief Executive Officer, President, Director	2001 2000 1999 1999	(s)	$453,346 421,654 29,423 —	$	— — — —	$2,507 — — —	— 90,000 294,030 10,000	$	— — 8,750 31,810
Richard D. Balanson(6) Vice President	2001 2000 1999	(s)	$285,577 240,192 77,091	$	— — —	$5,100 1,067 —	— 112,324 152,679		$60,000 — —
John D. Werderman Vice President	2001 2000 1999 1999	(s)	$238,856 221,154 84,612 185,782	$	— — — 94,610	$5,100 5,100 2,008 4,625	— 9,018 34,982 24,000		$86,400 50,000 — 50,000
Donald M. Roberts Vice President, Secretary and General Counsel	2001 2000 1999 1999	(s)	$199,385 184,616 80,456 179,667	$	— — — 96,513	$5,100 5,100 1,382 5,001	— 30,000 26,696 24,000		$31,875 — — —
James A. Baumker Vice President—Finance Chief Financial Officer And Treasurer	2001		$164,423		$—	$2,729	30,000		$—

(1)
The years designated "2000" and "2001" are the fiscal years ending December 31, 2000 ("fiscal 2000") and December 31, 2001 ("fiscal 2001"), respectively. The year designated "1999(s)" is the five months ended December 31, 1999. The year designated "1999" is the twelve months ended July 31, 1999 ("fiscal 1999").

(2)
Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company's 401(k) Savings Plan.

(3)
Amounts in this column consist of matching contributions made by the Company under its 401(k) Plan. They do not include the dollar value of certain perquisites the recipient received as personal benefits. Although such amounts cannot be determined precisely, the Company has concluded that the aggregate amount thereof does not exceed as to any of the named executive officers the lesser of $50,000 and 10% of the total salary and bonus paid to such individual for fiscal 2001.

(4)
Options shown in this column are options to purchase shares of common stock of Maxwell Technologies, Inc. granted under the Company's 1995 Stock Option Plan. In addition to Maxwell's stock option program, various subsidiaries of Maxwell also maintain or have maintained employee stock option plans. During the years covered in this table, options were granted to individuals named in the table by Maxwell Electronic Components Group, Inc. ("Electronic Components Group") and I-Bus/Phoenix, Inc. ("I-Bus/Phoenix"), as follows: five months ended December 31, 1999—options for shares of Electronic Components Group were issued to Mr. Roberts for 6,491 shares and to Messrs. Balanson and Werderman for 5,680 shares each; and fiscal 2000—Mr. Werderman and Mr. Baumker received options for 50,000 shares and 60,000 shares, respectively of I-Bus/Phoenix. Following the end of fiscal 2001, the Company and its I-Bus/Phoenix and Electronic Components Group subsidiaries engaged in merger transactions that had the effect of converting outstanding options of each such subsidiary into options for the Company's Common Stock (see "Subsidiary Option Conversion" below).

(5)
For Mr. Eibl, the amounts in fiscal 1999 and the five months ended December 31, 1999 represent compensation received as a director of the Company prior to being named president and chief executive officer in November 1999. For Mr. Balanson, the fiscal 2001 amount is 50% of a loan from the Company made at point of hire in August 1999, which is forgivable 18 months after the hire date and the other 50% is forgivable 18 months thereafter. For Mr. Werderman, the fiscal 1999 amount is a loan from the Company made when he was hired during the fiscal year ended July 31, 1997, which was forgivable two years after Mr. Werderman's hire date; the amount for fiscal 2000 represents a loan from the Company that was forgiven in that fiscal year; and the amount for fiscal 2001 represents $43,900 in tax reimbursement for income relating to the loan forgiven in fiscal 2000 and $42,500 in payments for appreciation under vested stock options in the Company's subsidiary Maxwell Technologies Systems Division, Inc. ("Systems") made in connection with the sale of Systems in that fiscal year. For Mr. Roberts, the fiscal 2001 amount represents payments for appreciation under vested stock options in Systems made in connection with the sale of such subsidiary in that fiscal year.

(6)
Mr. Eibl was named Chief Executive Officer and President in November 1999. Mr. Balanson was hired as a Vice President in the five months ended December 31, 1999. Mr. Baumker was named Vice President—Finance, Chief Financial Officer and Treasurer in June 2001.

Option Grants in Last Fiscal Year

        The following table shows information on grants of options to purchase stock of the Company to the only Named Executive Officer who received a grant during fiscal 2001. Pursuant to Securities and Exchange Commission rules, the table also shows the value of the options at the end of the ten-year option term if the stock price were to appreciate annually by 5% and 10%, respectively. These assumed values may not reflect actual value at the times indicated.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percentage of Total Options To Employees in Fiscal Year Ended December 31, 2001
Name	Options Granted(1)		Exercise Price (per share)	Expiration Date
					5%	10%
James A. Baumker	30,000	24.14%	$15.95	4/27/2011	$300,926	$762,606

(1)
The options shown in the table are under the 1995 Stock Option Plan and are either incentive stock options or non-qualified stock options, granted at a purchase price no less than the fair market value of the underlying Company common stock based on the closing trading price of such stock on the date of grant. The increments in which the options are exercisable are determined by the committee that administers the plan.

Fiscal Year End Option Values

        Shown below is information on each Named Executive Officer with respect to the value of stock options exercised by such person in fiscal 2001, measured in terms of the closing price of the Company's common stock on the date of exercise; and the value of unexercised options to purchase the Company's common stock held by such person, measured in terms of the closing price of the Company's common stock on December 31, 2001.

			Number of Unexercised Options Held at December 31, 2001(1)		Value of Unexercised In-the-Money Options at December 31, 2001(1)
Name	Shares Acquired on Exercise (No. of Shares)	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Carlton J. Eibl	—	$—	179,140	203,890	$149,247	$147,935
Richard D. Balanson	—	—	125,304	139,699	25,286	16,858
John D. Werderman	19,300	127,102	58,794	29,906	16,551	11,194
Donald M. Roberts	10,000	159,380	49,417	41,279	12,814	8,543
James A. Baumker	—	—	3,000	37,000	—	—

(1)
Does not include options to purchase shares of common stock in the Company's operating subsidiaries under the stock option plans of such subsidiaries held by Messrs. Balanson, Werderman, Roberts and Baumker on December 31, 2001. Following the end of fiscal 2001, the Company engaged in merger transactions which had the effect of converting the options held by those four individuals into stock options for Company common stock. See "Subsidiary Option Conversion" below for a summary of this conversion.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2001, the Compensation Committee consisted of Messrs. Guyett, Lavigne and Rossi, and those directors serve as the current members of such committee. None of the members of the Compensation Committee served as an officer or employee of the Company or its subsidiaries during the past fiscal year, and there were no compensation committee interlocks with other companies within the meaning of the Securities and Exchange Commission's rules during the past fiscal year.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

        Employment Contracts.    In November 1999, the Company entered into an Employment Agreement with Carlton J. Eibl pursuant to which Mr. Eibl became the president and chief executive officer of the Company effective December 1, 1999. The agreement requires Mr. Eibl to perform duties associated with the office of chief executive of the Company plus other duties or positions as the board of directors may require. The agreement provides for a base salary of $425,000 per year, reviewed annually, with an annual bonus opportunity targeted at 100% of base salary, to be determined by the board of directors. Such bonus will be based on financial and non-financial performance targets set by the board of directors. The agreement provided for the grant of special, non-qualified options to purchase 294,030 shares of the Company's common stock at an exercise price of $8.75 per share, with monthly vesting over 48 months commencing in December 1999, as long as Mr. Eibl remains employed with the Company.

        Under the agreement, Mr. Eibl will become immediately vested in all of his options, and receive payments equal to twice his annual salary then in effect, in the event a "change of control" occurs and either his compensation or responsibilities are reduced or the Company's principal place of business is moved outside of San Diego County. A "change of control" is defined as the acquisition by a person or group of a majority of the Company's stock by direct purchase or through merger, the liquidation or sale of substantially all of the assets of the Company or a change in the majority of the members of the board of directors other than through membership changes determined by the board itself. If Mr. Eibl is terminated without cause, he will be paid an amount equal to his annual base salary in effect on the date of termination plus his target bonus for that year, and his stock options will continue to vest for one year following such termination. If Mr. Eibl voluntarily resigns or is terminated for cause, he will be paid only such salary and accrued vacation pay as is then due him.

Certain Transactions

        In January 1999, the Company loaned Kenneth F. Potashner, its chairman and former chief executive officer, a total of $2,000,000 to assist in the payment of income taxes accruing on restricted stock previously granted to Mr. Potashner. The loan was evidenced by a full recourse promissory note, bearing interest at 5% per annum and was secured by the pledge of 50,000 shares of common stock of the Company. The loan, plus all accrued interest, was paid in full in January 2001.

        In August 1999, the Company loaned Richard Balanson, a vice president, a total of $120,000. Pursuant to the terms of the loan, 50% was forgiven in February 2001, and as long as Mr. Balanson remains employed by the Company, the balance is forgivable 36 months after his August 1999 hire date.

        On January 19, 2001, the Company borrowed $1,500,000 from Carl Eibl, its chief executive officer, bearing interest at 11%. The loan was repaid in March 2001.

Subsidiary Option Conversion

        Following the end of fiscal 2001, the Company and its I-Bus/Phoenix and Electronic Components Group subsidiaries began the process of implementing merger transactions that, once completed, will have the effect of converting shares of common stock of such subsidiaries held by persons other than the Company into shares of Company Common Stock and converting outstanding options for stock of such subsidiaries into options for Company Common Stock. Each subsidiary was appraised by an independent appraisal firm to determine the fair market value of its stock. An exchange ratio was determined for each merger based on the appraised fair market value of the subsidiary and a recent average trading price for Company stock. The purpose of these merger transactions is to provide liquidity to shareholders of the subsidiaries and to simplify the Company's corporate structure by making each of I-Bus/Phoenix and Electronic Components Group a wholly-owned subsidiary. The Company expects to complete the merger transactions in April 2002. None of the Company's directors or executive officers are shareholders in either subsidiary.

        The following table shows the number and exercise price of Company stock options that will be received by individuals serving as directors or executive officers of the Company if the merger transactions are completed.

Name	Subsidiary Options(1)		Subsidiary Option Exercise Price		Converted Company Options(2)	Company Option Exercise Price
Kenneth F. Potashner	150,000 100,000	IBP ECG	$ $	0.767 1.16	60,000 42,000	$ $	1.92 2.76
John D. Werderman	150,000 50,000 25,000 5,680	IBP IBP ECG ECG	$ $ $ $	0.767 4.80 1.16 6.16	60,000 20,000 10,500 2,385	$ $ $ $	1.92 12.00 2.76 14.67
Donald M. Roberts	56,250 37,500 6,491	IBP ECG ECG	$ $ $	0.767 1.16 6.16	22,500 15,750 2,726	$ $ $	1.92 2.76 14.67
James A. Baumker	40,000 20,000	IBP IBP	$ $	4.80 5.40	16,000 8,000	$ $	12.00 13.50

(1)
Previously outstanding options for common stock of I-Bus/Phoenix, Inc. ("IBP") or Maxwell Electronic Components Group, Inc. ("ECG").

(2)
All Company stock options that will be granted in the merger transactions are from a stock option plan adopted only for this purpose and under which no future options will be granted. All such stock options will be non-qualified options and bear vesting schedules and expiration dates identical to the converted former subsidiary options. All Company stock options in the table will be fully exercisable except (i) Mr. Werderman's options with a $12.00 exercise price will be 25% exercisable and his options with a $14.67 exercise price will be 50% exercisable; (ii) Mr. Roberts' options with a $14.67 exercise price will be 50% exercisable; and (iii) all of Mr. Baumker's options will be 25% exercisable.

Other Programs

        In January 2000, the board adopted, and the Company's shareholders subsequently approved, the Company's Management Equity Ownership Program. Under the Program, executive officers of the Company and other members of senior management selected by a Committee entered into full recourse loans from the Company to purchase shares of common stock of the Company. The loans bear interest and must be repaid in annual installments of principal and interest over a four-year period. Repayment of each loan is secured by the shares purchased with the loan proceeds. On February 1, 2000, loans in the total amount of $900,000, bearing interest at 6.56%, were made in connection with the purchase of shares directly from the Company by Carlton J. Eibl—20,833 shares; Richard D. Balanson, Donald M. Roberts, and John D. Werderman—8,333 shares each; and nine other members of management—a total of 20,830 shares. All of these purchases were made at the $12.00 per share closing price on the date of purchase. The first annual installment of principal and accrued interest on these loans was originally due in May 2001, but the requirement for payment of such installment was deferred for one year.

Shareholder Return Performance Presentation

        Set forth below is a line graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return on the Nasdaq and the Russell 2000 Index over a sixty-five month period consisting of the Company's last five full fiscal years and the five-month period ending December 31, 1999.

Comparison Of Sixty-Five Month Cumulative Total Return*
Among Maxwell Technologies, Inc., The Nasdaq Stock Market Index,
The Russell 2000 Index
Years Ended July 31, 1997-1999, The Five-Month Period Ended December 31, 1999
and the Years Ended December 31, 2000 and 2001

Report of the Compensation Committee and Stock Option Committee on Executive Compensation

        As described in more detail below, the Company's executive compensation consists of three principal components—base salary and annual incentive compensation as determined by the Compensation Committee of the Board of Directors and stock option awards as determined by the Stock Option Committee of the Board of Directors. During fiscal 2001, the Compensation Committee also acted as the Stock Option Committee.

        The compensation policies of the Company are designed to set its executive compensation, including salary and short-term and long-term incentive programs, at a level consistent with amounts paid to executive officers of companies of similar size and business orientation and consistent with marketplace requirements to attract and retain management personnel with the experience and background to drive the commercialization of the Company's technologies. In this regard, the compensation policies of the Company are particularly designed to link executive officer bonus compensation to the Company's performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

        The Company's policy is to qualify executive compensation to be deductible under applicable provisions of the Internal Revenue Code of 1986. However, occasionally, in hiring a key individual such as the chief executive officer, one or another component of the compensation package may not fully qualify for deductibility under such provisions. Under those circumstances, the Board may conclude that inclusion of this element of compensation is an important factor in the Company's ability to secure the services of the particular individual and is therefore in the Company's best interest, notwithstanding the potential inability to deduct the particular component of compensation.

        The three principal components of the Company's executive compensation are as follows:

  (1)
  Base Salary.    Base salary is intended to be set at a level consistent with amounts paid to executive officers of companies of comparable size and business areas and generally reflective of the performance of the Company and the individual. Salaries for executive officers are reviewed on an annual basis. Base salary and annual bonus incentive for Mr. Eibl in his capacity as President and Chief Executive Officer of the Company for fiscal 2001 and fiscal 2002 is set forth in his employment agreement described above.

  (2)
  Annual Incentive Compensation.    The annual cash incentive bonus program for executive officers is based on achieving performance targets for revenue and operating income. The Company underwent a substantial restructuring and reorganization during the last two fiscal years and based on the operating results for fiscal 2001 no executive officer received a bonus for that year. For fiscal 2002, the Compensation Committee adopted a bonus plan for executive officers similar to that in fiscal 2001, with a new range of revenue and operating income performance targets established.

  (3)
  Long Term Incentive Compensation/Stock Options.    The Company's long-term incentive program consists of a stock option program pursuant to which the Chief Executive Officer and other executive officers (as well as other key employees) are periodically granted stock options at the then fair market value of the Company's Common Stock. In the past, the Company had adopted employee stock option programs for the award of stock options to executives and other key employees in the Company's operating subsidiaries. These option programs were designed to reward and retain executive officers of subsidiaries in circumstances in which the Board believed that the most effective incentive program related directly to the particular subsidiary rather than the Company as a whole. As described above, these subsidiary option programs for the Company's two operating subsidiaries in its continuing operations have been converted into options at the parent company level and no further options are planned to be granted at the subsidiary level for continuing operations.

                      Dated: March     , 2002

                      COMPENSATION AND STOCK OPTION COMMITTEE

                      Robert Guyett
                      Jean Lavigne
                      Mark Rossi

Section 16(a) Beneficial Ownership Reporting Compliance

        Jean Lavigne, a director of the company, bought a total of 335 shares of the Company's Common Stock in January 2001. Such transaction was reported on Form 5 filed February 15, 2002. Pursuant to the rules under Section 16(a) of the Securities Exchange Act of 1934, a Form 4 reporting this transaction was due by February 10, 2001.

        John Werderman sold a total of 2,800 shares of the Company's Common Stock in December 2001. The Form 4 filed to report these transactions on January 10, 2002 inadvertently omitted 500 shares that were sold. Mr. Werderman filed a Form 5 on February 15, 2002 to report the sale of such omitted shares.

SHAREHOLDER PROPOSALS

        Shareholders may present proposals for inclusion in the proxy statement and form of proxy to be used in connection with the 2003 Annual Meeting of Shareholders of the Company, provided such proposals are received by the Company no later than December 1, 2002 and are otherwise in compliance with applicable laws and regulations. If a shareholder notifies the Company in writing prior to March 1, 2003, that he or she intends to present a proposal at the Company's 2003 Annual Meeting of Shareholders, the proxyholders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder's proposal only if the Company's proxy statement discloses the nature of the shareholder's proposal and the proxyholder's intentions with respect to the proposal. If the shareholder does not notify the Company by such date, the proxyholders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

OTHER BUSINESS

        The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

                      By Order of the Board of Directors

                      Donald M. Roberts
                       Secretary

Dated: March     , 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

APPENDIX A

PROPOSED FORM OF AGREEMENT AND PLAN OF MERGER
OF MAXWELL TECHNOLOGIES, INC. A DELAWARE CORPORATION
AND MAXWELL TECHNOLOGIES, INC A CALIFORNIA CORPORATION

        THIS AGREEMENT AND PLAN OF MERGER dated as of                        , 2002, (the "Agreement") is between MAXWELL TECHNOLOGIES, INC, a California corporation ("Maxwell-California") and Maxwell Technologies, Inc. a Delaware corporation ("Maxwell-Delaware"). Maxwell-California and Maxwell-Delaware are sometimes referred to herein as the "Constituent Corporations."

RECITALS

  A.
  Maxwell-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of 40,000,000 shares, all of which are designated "Common Stock". As of            , 2002, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Maxwell-Delaware.

  B.
  Maxwell-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital stock of 40,000,000 shares, all of which are designated "Common Stock," par value $.10 per share. As of            , 2002,            shares of Common Stock were issued and outstanding.

  C.
  The Board of Directors of Maxwell-Delaware has determined that, for the purpose of effecting the reincorporation of Maxwell-Delaware in the State of California, it is advisable and in the best interests of Maxwell-Delaware that Maxwell-Delaware merge with and into Maxwell-California upon the terms and conditions herein provided.

  D.
  The respective Boards of Directors of Maxwell-California and Maxwell-Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and sole shareholder, and executed by the undersigned officers.

  E.
  Maxwell-California is a wholly-owned subsidiary of Maxwell-Delaware.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Maxwell-California and Maxwell-Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I. MERGER

1.1
MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Maxwell-Delaware shall be merged with and into Maxwell-California (the "Merger"), the separate existence of Maxwell-Delaware shall cease and Maxwell-California shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Maxwell Technologies, Inc.

1.2
FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

a)
This Agreement and the Merger shall have been adopted and approved by the board of directors and/or the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

b)
All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

  c)
  An executed Certificate of Ownership and Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law and California General Corporation Law shall have been filed with the Secretary of State of the State of Delaware, and the Secretary of State of the State of California, respectively.

        The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

1.3
EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Maxwell-Delaware shall cease and Maxwell-California, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Maxwell-Delaware's Board of Directors, (iii) shall succeed, without other transfer or action on the part of any other party, to all of the assets, rights, powers and property of Maxwell-Delaware in the manner more fully set forth in Section 1107 of the California General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Maxwell-California as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer or other action on the part of any other party, to all of the debts, liabilities and obligations of Maxwell-Delaware in the same manner as if Maxwell-California had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1
ARTICLES OF INCORPORATION. The Articles of Incorporation of Maxwell-California attached hereto as Exhibit 1 as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2
BYLAWS. The Bylaws of Maxwell-California attached hereto as Exhibit 2 as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3
DIRECTORS AND OFFICERS. The directors and officers of Maxwell-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III. MANNER OF CONVERSION OF STOCK

3.1
MAXWELL-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Maxwell-Delaware Common Stock, par value $.10 per share, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation.

3.2
MAXWELL-DELAWARE DIRECTOR AND EMPLOYEE STOCK PROGRAMS.

a)
Upon the Effective Date of the Merger, the Surviving Corporation shall assume all of the rights and obligations of Maxwell-Delaware under its 1995 Stock Option Plan, 2002 Substitute Stock Option Plan and 1999 Director Stock Option plan, each as amended through the date hereof (collectively, the "Option Plans"). Each outstanding and unexercised option to purchase Maxwell-Delaware Common Stock (an "Option") under the Option Plans shall become, on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of Maxwell- Delaware Common Stock issuable pursuant to any such Option, an option to purchase the Surviving Corporation's Common Stock on the same terms and conditions set forth in such option.

  b)
  Upon the Effective Date of the Merger, the Surviving Corporation shall assume all of the rights and obligations of Maxwell-Delaware under its Employee Stock Purchase Plan and Director Stock Purchase Plan, each as amended through the date hereof (collectively, the "Purchase Plans").

  c)
  One (1) share of the Surviving Corporation's Common Stock shall be reserved for issuance under the Option Plans and the Purchase Plans for each share of Maxwell-Delaware Common Stock so reserved immediately prior to the Effective Date of the Merger.

3.3
RIGHTS AGREEMENT. Upon the Effective Date of the Merger, each outstanding share of Common Stock of Maxwell-California shall carry and be associated with a "Right" under the Maxwell- Delaware Rights Agreement with Mellon Investor Services to the same extent and with the same terms and conditions as associated with shares of Common Stock of Maxwell-Delaware prior to the Merger.

3.4
MAXWELL-CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock of Maxwell-California issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Maxwell-California, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

3.5
EXCHANGE OF CERTIFICATES. Each outstanding certificate representing shares of Maxwell-Delaware Common Stock prior to the Merger shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock, into which such shares of Maxwell-Delaware Common Stock were converted in the Merger, and unless requested by the Surviving Corporation, no exchange of certificates shall be necessary. The Board of Directors of the Surviving Corporation shall have the discretion to request each holder of an outstanding certificate representing shares of Maxwell-Delaware Common Stock to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, into which the surrendered shares were converted as herein provided. Unless and until so surrendered,

  The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, unless and until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

  Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Maxwell-Delaware so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

  If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

IV. GENERAL

4.1
COVENANTS OF MAXWELL-CALIFORNIA. Maxwell-California covenants and agrees that it will, on or before the Effective Date of the Merger:

a)
Take such actions as may be required by the California General Corporation Law to effect the Merger.

b)
Take such actions as may be required by the Delaware General Corporation Law to effect the Merger.

4.2
FURTHER ASSURANCES. From time to time, as and when required by Maxwell-California or by its successors or assigns, there shall be executed and delivered on behalf of Maxwell-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Maxwell-California the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Maxwell-Delaware and otherwise to carry out the purposes of this Agreement, and the officers and directors of Maxwell-California are fully authorized in the name and on behalf of Maxwell-Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3
ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Maxwell-Delaware or of Maxwell-California, or of both, notwithstanding the approval of this Agreement by the stockholders of Maxwell-Delaware or by the sole shareholder of Maxwell-California, or by both.

4.4
AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware; provided, that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.5
GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of California and, so far as applicable, the merger provisions of the Delaware General Corporations Code.

4.6
COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4.7
APPROVAL OF MAXWELL-DELAWARE AS SOLE SHAREHOLDER OF MAXWELL-CALIFORNIA. By its execution and delivery of this Agreement, Maxwell-Delaware, as sole shareholder of Maxwell-California, consents to, approves and adopts this Agreement and approves the Merger. Maxwell-Delaware agrees to execute such further instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and the Merger as the sole shareholder of Maxwell-California.

        IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Maxwell Technologies, Inc. a Delaware Corporation, and Maxwell Technologies, Inc. a California Corporation is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.
a Delaware corporation

By:

Title: ATTEST:

(Title)

MAXWELL TECHNOLOGIES, INC.
a California corporation

By:

Title: ATTEST:

(Title)

EXHIBIT 1
ARTICLES OF INCORPORATION
OF
MAXWELL TECHNOLOGIES, INC.

I.

        The name of the Corporation is Maxwell Technologies, Inc.

II.

        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

III.

        The name of the Corporation's initial agent for service of process in the State of California is CT Corporation System.

IV.

        The Corporation is authorized to issue only one class of shares, which shall be shares of common stock ("Common Stock"). The total number of shares of Common Stock that the Corporation is authorized to issue is forty million (40,000,000).

V.

        Newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, may be filled by the affirmative vote of a majority of the remaining directors then in office, whether or not less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the expiration of the term for which elected and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

VI.

        The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

VII.

        The Corporation is authorized, whether by bylaw, agreement or otherwise, to provide the indemnification of agents (as defined in Section 317 of the California Corporations Code) in excess of that otherwise permitted by Section 317 of the California Corporations Code for those agents of the Corporation for any breach of duty to the Corporation and its shareholders, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

Dated:                        , 2002

                                              , Incorporator

EXHIBIT 2

BYLAWS
OF
MAXWELL TECHNOLOGIES, INC.
(A California Corporation)

ARTICLE I

Applicability

Section 1. Applicability of Bylaws.

        These bylaws govern, except as otherwise provided by statute or its Articles of Incorporation, the management of the business and the conduct of the affairs of Maxwell Technologies, Inc., a California corporation (the "Corporation").

ARTICLE II

Offices

Section 1. Principal Executive Office.

        The Board of Directors of the Corporation (the "Board of Directors") shall fix the location of the principal executive office of the Corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the Corporation has one (1) or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California. The location of the principal executive office and the principal business office in the State of California may be changed at any time by the Board of Directors.

Section 2. Other Offices.

        The Board of Directors may establish other offices at any place or places within or without the State of California.

Section 3. Change in Location or Number of Offices.

        The Board of Directors may change any office from one location to another or eliminate any office or offices.

ARTICLE III

Meetings of Shareholders

Section 1. Place of Meetings.

        Meetings of the shareholders shall be held at any place within or without the State of California designated by the Board of Directors or, in the absence of such designation, at the principal executive office of the Corporation.

Section 2. Annual Meetings.

        The annual meeting of shareholders of the Corporation shall be held on the third Wednesday of May at 11:00 a.m. or on such other date and at such other time as the Board of Directors shall determine. At each annual meeting of shareholders, directors shall be elected and any other proper business may be transacted.

Section 3. Special Meetings.

          (a)  Special meetings of the shareholders may be called by a majority of the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than 10 percent of the votes at such meeting.

          (b)  Any request for the calling of a special meeting of the shareholders shall (1) be in writing, (2) specify the date, which, except in the case of a request by the Board of Directors, shall be not less than 35 or more than 60 days after the receipt of the request, and the time thereof, (3) specify the general nature of the business to be transacted thereat and (4) be given either personally or by first-class mail, postage prepaid, or other means of written communication to the Chairman of the Board, President, any vice president or Secretary of the Corporation. The officer receiving a proper request to call a special meeting of the shareholders shall, within 20 days after receipt of such request, cause notice to be given pursuant to the provisions of Section 4 of this Article to the shareholders entitled to vote thereat that a meeting will be held at the date and time specified by the person or persons calling the meeting.

          (c)  No business may be transacted at a special meeting unless the general nature thereof was stated in the notice of such meeting.

Section 4. Notice of Annual, Special or Adjourned Meetings.

          (a)  Whenever any meeting of the shareholders is to be held, a written notice of such meeting shall be given in the manner described in subdivision (d) of this Section not less than 10 (or, if sent by third-class mail, 30) nor more than 60 days before the date thereof to each shareholder entitled to vote thereat. The notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted or (2) in the case of the annual meeting, those matters which the Board of Directors, at the time of the giving of the notice, intend to present for action by the shareholders including, whenever directors are to be elected at a meeting, the names of nominees intended at the time of giving of the notice to be presented by the Board of Directors for election.

          (b)  Any proper matter may be presented at an annual meeting for action, except as is provided in subdivision (f) of Section 601 of the Corporations Code of the State of California.

          (c)  Notice need not be given of an adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than 45 days or if after the adjournment a new record date is provided for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

          (d)  Notice of any meeting of the shareholders or any report shall be given either personally or by first-class mail, or, if there are more than 500 persons holding shares on the record date for the shareholders' meeting, notice may be sent third-class mail, postage prepaid, or by other means of written communication, addressed to the shareholder at such shareholder's address appearing on the books of the Corporation or given by such shareholder to the Corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally to the recipient or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of these bylaws or the General Corporation Law of the State of California, executed by the Secretary, assistant secretary or any transfer agent of the Corporation, shall be prima facie evidence of the giving of the notice or report.

          (e)  If any notice or report addressed to the shareholder at his address appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon his written demand at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.

Section 5. Record Date.

          (a)  The Board of Directors may fix a time in the future as a record date for the determination of the shareholders (1) entitled to notice of any meeting or to vote thereat, (2) entitled to receive payment of any dividend or other distribution or allotment of any rights or (3) entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall be not more than 60 nor less than 10 days prior to the date of any meeting of the shareholders nor more than 60 days prior to any other action.

          (b)  In the event no record date is fixed:

            (1)  The record date for determining the shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if the notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

            (2)  The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given;

            (3)  The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

          (c)  Only shareholders of record on the close of business on the record date are entitled to notice and to vote or to receive a dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.

          (d)  A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

Section 6. Quorum.

          (a)  A majority of the shares entitled to vote at a meeting of the shareholders, represented in person or by proxy, shall constitute a quorum for the transaction of business thereat; provided, however, that this Section 6 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Articles of Incorporation of the Corporation (the "Articles of Incorporation") for the vote necessary for the adoption of any measure governed thereby.

          (b)  Except as provided in Section 6(c) below, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number is required by law, these bylaws or the Articles of Incorporation.

          (c)  The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, provided that any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, unless the vote of a greater number is required by law, these bylaws or the Articles of Incorporation.

Section 7. Adjournment.

        Any meeting of the shareholders may be adjourned from time to time whether or not a quorum is present by the vote of a majority of the shares represented thereat either in person or by proxy. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

Section 8. Validation of Defectively Called, Noticed or Held Meetings.

          (a)  The transactions of any meeting of the shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote thereat, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          (b)  Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except (1) when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and (2) that attendance at a meeting is not a waiver of any right to object to the consideration of any matter required by the General Corporation Law of the State of California to be included in the notice but not so included, if such objection is expressly made at the meeting.

          (c)  Any written waiver of notice shall comply with subdivision (f) of Section 601 of the Corporations Code of the State of California.

Section 9. Voting for Election of Directors.

          (a)  So long as the Corporation is a "listed corporation" within the meaning of Section 301.5 of the Corporations Code of the State of California, no shareholder shall be entitled to cumulate such shareholder's votes (i.e. cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast).

          (b)  Election for directors may be by voice vote or by ballot unless any shareholder entitled to vote demands election by ballot at the meeting prior to the voting, in which case the vote shall be by ballot.

          (c)  In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected as directors; votes against the director and votes withheld shall have no legal effect.

Section 10. Proxies.

          (a)  Every person entitled to vote shares may authorize another person or persons to act with respect to such shares by a written proxy signed by such shareholder or such shareholder's attorney-in-fact and filed with the Secretary or the Corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by such shareholder or such shareholder's attorney-in-fact.

          (b)  Any duly executed proxy shall continue in full force and effect until the expiration of the term specified therein or upon its earlier revocation by the person executing it prior to the vote pursuant thereto (1) by a writing delivered to the Corporation stating that it is revoked, (2) by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or (3) as to any meeting by attendance at the meeting and voting in person by the person executing the proxy. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. The date contained on the form of proxy shall be deemed to be the date of its execution.

          (c)  A proxy which states that it is irrevocable is irrevocable for the period specified therein subject to the provisions of subdivisions (e) and (f) of Section 705 of the Corporations Code of the State of California.

Section 11. Inspectors of Election.

          (a)  In advance of any meeting of the shareholders, the Board of Directors may appoint either one or three persons (other than nominees for the office of director) as inspectors of election to act at such meeting or any adjournments thereof. If inspectors of election are not so appointed, or if any person so appointed fails to appear or refuses to act, the chairman of any such meeting may, and on the request of any shareholder or such shareholder's proxy shall, appoint inspectors of elections (or persons to replace those who so fail or refuse to act) at the meeting. If appointed at a meeting on the request of one or more shareholders or the proxies thereof, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

          (b)  The duties of inspectors of election and the manner of performance thereof shall be as prescribed in Section 707 of the Corporations Code of the State of California.

Section 12. Action by Written Consent.

          (a)  Subject to subdivisions (b) and (c) of this Section, any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting, without a vote and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would have been necessary to authorize or take such action at a meeting in which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation and maintained with the corporate records.

          (b)  Except for the election of a director by written consent to fill a vacancy (other than a vacancy created by removal), directors may be elected by written consent only by the unanimous written consent of all shares entitled to vote for the election of directors. In the case of an election of a director by written consent to fill a vacancy (other than a vacancy created by removal), any such election requires the consent of a majority of the outstanding shares entitled to vote.

          (c)  Unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval without a meeting by less than unanimous written consent shall be given as provided in subdivision (b) of Section 603 of the Corporations Code of the State of California.

          (d)  Any shareholder giving a written consent, or such shareholder's proxyholders, or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation.

Section 13. Conduct of Meetings.

        All annual and special meetings of shareholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meetings shall determine. The chairman of any annual or special meeting of shareholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

ARTICLE IV

Directors

Section 1. Number of Directors.

          (a)  The authorized number of directors shall be not less than five (5) nor more than nine (9). The exact number of directors shall be fixed from time to time, within the limits specified in this subdivision, by an amendment of subdivision (b) of this Section adopted by the Board of Directors.

          (b)  The exact number of directors shall be five (5) until changed as provided in subdivision (a) of this Section.

          (c)  The maximum or minimum authorized number of directors may only be changed by an amendment of this Section approved by the vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the minimum number to a number less than five (5) shall not be adopted if the votes cast against its adoption at a meeting (or the shares not consenting in the case of an action by written consent) exceed 16 2/3% of the outstanding shares entitled to vote; and provided, further, however, that in no case shall the stated maximum number of directors exceed two times the stated minimum number of authorized directors minus one.

Section 2. Election of Directors.

        Directors shall be elected at each annual meeting of the shareholders.

Section 3. Election of Chairman of the Board.

        At the organizational meeting immediately following the annual meeting of shareholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his or her successor shall have been elected or until his or her earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

Section 4. Term of Office.

        Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever comes first.

Section 5. Vacancies.

          (a)  A vacancy in the Board of Directors exists whenever any authorized position of director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors or otherwise.

          (b)  Vacancies on the Board of Directors, including any caused by reason of the removal of any director, may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director.

          (c)  The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote.

Section 6. Removal.

          (a)  The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

          (b)  Any or all of the directors may be removed without cause if such removal is approved by a majority of the outstanding shares entitled to vote; provided, however, that no director may be removed (unless the entire Board of Directors is removed) if the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of his most recent election were then being elected.

          (c)  Any reduction of the authorized number of directors does not remove any director prior to the expiration of his term of office.

Section 7. Resignation.

        Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

Section 8. Fees and Compensation.

        Directors shall be paid such compensation as may be fixed from time to time by resolutions of the Board of Directors (a) for their usual and contemplated services as directors, (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 8. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

Section 9. Approval of Loans to Officers

        The Corporation may, upon the approval of the Board of Directors alone, make loans of money or property to, or guarantee the obligations of, any officer of the Corporation or its parent or subsidiary, whether or not a director, or adopt an employee benefit plan or plans authorizing such loans or guaranties provided that (a) the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the Corporation, (b) the Corporation has outstanding shares held of record by 100 or more persons determined as provided in Section 605 of the Corporations Code of the State of California) on the date of approval by the Board of Directors, and (c) the approval of the Board of Directors is by a vote sufficient without counting the vote of any interested director or directors.

ARTICLE V

Committees of the Board of Directors

Section 1. Designation of Committees.

        The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate (a) one or more committees, each consisting of two or more directors and (b) one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternative members of a committee requires the vote of a majority of the authorized number of directors. Any member or alternate member of a committee shall serve at the pleasure of the Board of Directors.

Section 2. Powers of Committees.

        Any committee, to the extent provided in the resolution of the Board of Directors designating such committee, shall have all the authority of the Board of Directors, except with respect to:

          (a)  The approval of any action for which the General Corporation Law of the State of California also requires shareholders' approval or approval of the outstanding shares;

          (b)  The filling of vacancies on the Board of Directors or in any committee thereof;

          (c)  The fixing of compensation of the directors for serving on the Board of Directors or on any committee thereof;

          (d)  The amendment or repeal of these bylaws or the adoption of new bylaws;

          (e)  The amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

          (f)    A distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

          (g)  The designation of other committees of the Board of Directors or the appointment of members or alternate members thereof.

ARTICLE VI

Meetings of the Board of Directors
and Committees Thereof

Section 1. Place of Meetings.

        Regular meetings of the Board of Directors shall be held at any place within or without the State of California which has been designated from time to time by the Board of Directors or, in the absence of such designation, at the principal executive office of the Corporation. Special meetings of the Board of Directors shall be held either at any place within or without the State of California which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation.

Section 2. Organization Meeting.

        Immediately following each annual meeting of the shareholders the Board of Directors shall hold a regular meeting for the purpose of organization and the transaction of other business. Notice of any such meeting is not required.

Section 3. Other Regular Meetings.

        Other regular meetings of the Board of Directors shall be held without call at such time as shall be designated from time to time by the Board of Directors. Notice of any such meeting is not required.

Section 4. Special Meetings.

        Special meetings of the Board of Directors may be called at any time for any purpose or purposes by the Chairman of the Board or the President or any vice president or the Secretary or any two directors. Notice shall be given of any special meeting of the Board of Directors.

Section 5. Notice of Special Meetings.

          (a)  Special meetings of the Board of Directors shall be held upon four days notice by first-class mail or 48 hours notice if delivered personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means.

          (b)  Notice of any special meeting of the Board of Directors need not specify the purpose thereof and need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes.

Section 6. Quorum; Action at Meetings; Telephone Meetings.

          (a)  A majority of the authorized number of directors shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting held duly at which a quorum is present is the act of the Board of Directors, unless action by a greater proportion of the directors is required by law, these bylaws or the Articles of Incorporation.

          (b)  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting, unless action by a greater proportion of the directors is required by law, these bylaws or the Articles of Incorporation.

          (c)  Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. A member who participates in a meeting pursuant to this subdivision (c) shall be deemed "present" at such meeting for purposes of these bylaws.

Section 7. Adjournment.

        A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

Section 8. Action Without a Meeting.

        Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

Section 9. Meetings of and Action by Committees.

        The provisions of this Article apply to committees of the Board of Directors and incorporators and action by such committees and incorporators with such changes in the language and its members for the Board of Directors and its members.

ARTICLE VII

Officers

Section 1. Officers.

        The Corporation shall have as officers, a Chairman of the Board, a Chief Executive Officer, a President, such Vice Presidents as the Board of Directors deems appropriate, a Secretary and a Chief Financial Officer. The Chief Financial Officer is the treasurer of the Corporation unless the Board of Directors has by resolution designated a vice president or other officer to be the treasurer. The Corporation may also have at the discretion of the Board of Directors one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices.

Section 2. Election of Officers.

        The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors.

Section 3. Subordinate Officers, Etc.

        The Board of Directors may appoint by resolution, and may empower the Chairman of the Board, the Chief Executive Officer or the President to appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are determined from time to time by resolution of the Board of Directors or, in the absence of any such determination, as are provided in these bylaws. Any appointment of an officer shall be evidenced by a written instrument filed with the Secretary of the Corporation and maintained with the corporate records.

Section 4. Removal and Resignation.

          (a)  Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the Board of Directors, the Chairman of the Board, the President or any officer upon whom such power of removal is conferred by resolution of the Board of Directors.

          (b)  Any officer may resign at any time effective upon giving written notice to the Chairman of the Board, the Chief Executive Officer, the President, any vice president or Secretary of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

Section 5. Vacancies.

        A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6. Chairman of the Board.

        The Chairman of the Board shall have the general powers and duties of management usually vested in the office of the Chairman of the Board and shall, in addition, be the Chief Executive Officer of the Corporation with all the powers and duties vested in the office of the CEO as prescribed in Section 7 of this Article unless the Board of Directors elects another individual to fill such office. He shall, if present, preside at all meetings of the Board of Directors and at all meetings of the shareholders and he shall be ex-officio a member of all standing committees, if any, of the Board of Directors. The Chairman of the Board shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws. Subject to such limitations as may be imposed by the Board of Directors, any powers or duties vested in the Chairman of the Board may be delegated by him to such subordinates as he may choose.

Section 7. Chief Executive Officer.

        The Chief Executive Officer shall provide senior level executive leadership to the Corporation. He shall have the general powers and duties of management usually vested in the office of the Chief Executive Officer of a corporation, and shall have in addition such other powers and duties as may be prescribed by the Chairman of the Board or these bylaws. In the absence of the Chairman of the Board, he shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. He shall be ex-officio a member of all standing committees, if any, of the Board of Directors. Subject to such limitations as may be imposed by the Chairman of the Board, any powers or duties vested in the Chief Executive Officer may be delegated by him to such subordinates as he may choose. If there is no President, the CEO shall, in addition, be the President of the Corporation and shall have the powers and duties vested in the office of the President, as prescribed in Section 8 of this Article.

Section 8. President.

        Subject to the control of the Chief Executive Officer and to the general oversight powers of the Chairman of the Board, the President shall provide general supervision, direction and control of the business and operations of the Corporation. He shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have, in addition, such other powers and duties as may be prescribed by the Chief Executive Officer. Subject to such limitations as may be imposed by the Chief Executive Officer, any powers and duties vested in the President may be delegated by him to such subordinates as he may choose.

Section 9. Vice Presidents.

        Vice Presidents and Executive Vice Presidents of the Corporation who are elected by the Board of Directors shall perform such duties as may be assigned to them from time to time by the Board of Directors, the Chairman of the Board, the President or these bylaws.

Section 10. Secretary.

          (a)  The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may order, a book of minutes and all other records and reports required by Section 1 of Article VIII hereof.

          (b)  The Secretary shall give, or cause to be given notice of all the meetings of the shareholders and of the Board of Directors required by these bylaws to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these bylaws.

Section 11. Chief Financial Officer.

          (a)  The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation,

  including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of accounts shall at all reasonable times be open to inspection by any director.

          (b)  The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these bylaws.

ARTICLE VIII

Records and Reports

Section 1. Minute Book Maintenance and Inspection.

        The Corporation shall keep or cause to be kept in written form at its principal executive office or such other place as the Board of Directors may order, a minute book which shall contain a record of all actions by its shareholders, the Board of Directors and all committees of the Board of Directors, including the time, date and place of each meeting; whether a meeting is regular or special and, if special, how called; the manner of giving notice of each meeting and a copy thereof; the names of those present at each meeting of the Board of Directors or any committees thereof; the number of shares present or represented at each meeting of the shareholders; the proceedings of all meetings; any written waivers of notice, consents to the holding of a meeting or approvals of the minutes thereof; and written consents for any action taken without a meeting.

Section 2. Share Register—Maintenance and Inspection.

        The Corporation shall keep or cause to be kept at its principal executive office, or if so provided by resolution of the Board of Directors, with the Corporation's transfer agent or registrar, a share register, or a duplicate share register, which shall contain the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

Section 3. Books and Records of Account—Maintenance and Inspection.

        The Corporation shall keep or cause to be kept at its principal executive office or such other place as the Board of Directors may order, adequate and correct books and records of account.

Section 4. Bylaws—Maintenance and Inspection.

        The Corporation shall keep at its principal executive office, or in the absence of such office in the State of California, at its principal business office in that state, the original or a copy of the bylaws of the Corporation, as amended to date.

Section 5. Annual Report to Shareholders.

        So long as the Corporation has 100 or more shareholders, the Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year of the Corporation. Such report shall comply with the provisions of Section 1501 of the Corporations Code of the State of California and shall be sent in a manner specified in Section 4(d) of Article III of these bylaws at least 15 days prior to the annual meeting of shareholders to be held during the next fiscal year. In the event that the Corporation has less than 100 shareholders (as determined in accordance with Section 605 of the Corporations Code of the State of California) the annual report to the shareholders described in Section 1501 of the Corporations Code of the State of California is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the Corporation as they see fit.

ARTICLE IX

Stock

Section 1. Certificates of Stock.

        All certificates shall be signed in the name of the Corporation by the Chairman of the Board or the President or a vice president and by the Chief Financial Officer or an assistant treasurer or the Secretary or an assistant secretary, certifying the number of shares and the class or series thereof owned by the shareholder. Any or all of the signatures on a certificate may be by facsimile signature. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

Section 2. Lost Certificates.

        Except as provided in this Section, no new certificate for shares shall be issued at any time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions as the Board of Directors may require, including provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 3. Transfer of Shares.

        Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation's registrar if the Corporation has a registrar. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

Section 4. Transfer Agents and Registrars.

        The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

ARTICLE X

Miscellaneous

Section 1. Fiscal Year.

        The fiscal year of the Corporation shall end on the 31st day of December of each year.

Section 2. Checks, Drafts, Etc.

        All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, and any assignment or endorsement thereof, issued in the name or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 3. Contracts, Etc.—How Executed.

        The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors, no officer, employee or other agent shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 4. Representation of Shares of Other Corporations.

        Any person designated by resolution of the Board of Directors or, in the absence of such designation, the Chairman of the Board, the President or any vice president or the Secretary, or any other person authorized by any of the foregoing, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, owned by the Corporation.

Section 5. Construction and Definitions.

        Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Corporations Code of the State of California shall govern the construction of these bylaws.

Section 6. Indemnification of Agents of the Corporation.

          (a)  The Corporation shall, to the maximum extent permitted by the General Corporation Law of the State of California, and as the same from time to time may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding to which such person was or is a party or is threatened to be made a party arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6, an "agent" of the Corporation means any person who is or was a director, officer, employee or other agent of the Corporation and includes any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, and includes an action or proceeding by or in the right of the Corporation to procure a judgment in its favor; and "expenses" includes attorneys' fees and any expenses of establishing a right to indemnification under this subdivision (a).

          (b)  The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the California General Corporation Law requires, the payment of such expenses incurred by any such agent in his or her capacity as such an agent in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such agent, to repay all amounts so advanced if it shall ultimately be determined that such agent is not entitled to be indemnified under this Section 6 or otherwise. This Section 6 shall create a right of indemnification for each such indemnifiable party whether or not the proceeding to which the indemnification relates arose in whole or in part prior to adoption of this Section 6 (or the adoption of the comparable provisions of the bylaws of the Corporation's predecessor corporation).

          (c)  If a claim under this Section 6 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the California General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          (d)  The right of indemnification provided in this Section 6 shall inure to each person referred to herein, and shall extend to his or her legal representatives in the event of his or her death. The right of indemnification provided herein shall not be exclusive of any other rights to which any such person, or any other individual, may be entitled as a matter of law, or pursuant to the Articles of Incorporation or any agreement, vote of directors or shareholders or otherwise.

          (e)  The Corporation may maintain insurance, at its expense, to protect itself and any such agent against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the California General Corporation Law.

ARTICLE XI

Amendments

Section 1. Amendments.

        New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, except as otherwise provided by law or the Articles of Incorporation. Subject to the next preceding sentence, bylaws (other than a bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number, or changing from a fixed to a variable board or vice versa) may be adopted, amended or repealed by the Board of Directors.

MAXWELL TECHNOLOGIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned shareholder of MAXWELL TECHNOLOGIES, INC. hereby appoints Carlton J. Eibl and Donald M. Roberts and each of them with full power of substitution to each, proxies of the undersigned to represent the undersigned at the 2002 Annual Meeting of Shareholders of MAXWELL TECHNOLOGIES, INC. to be held on May 14, 2002, at 11:00 A.M., local time, at The Courtyard by Marriott, 8651 Spectrum Center Blvd., San Diego, California and at any adjournment(s) thereof, with all power, including voting rights, which the undersigned would possess if personally present at said meeting on the matters set forth on the reverse side.

        THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE AND FOR PROPOSALS (2) AND (3).

        The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers hereby conferred.

        The undersigned hereby revokes any prior proxy and ratifies and confirms all that the above-named proxies or their substitutes, and each of them, shall lawfully do or cause to be done by virtue hereof.

        The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Shareholders and accompanying Proxy Statement dated                              , 2002.

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Please mark your votes as indicated in this example	☒
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1. 01 02	Election of Directors Nominees: Carl Eibl Robert Guyett	☐	☐	2.	To approve the reincorporation of the Company from Delaware to California.	☐	☐	☐
WITHHELD FOR: (to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)				3.	To ratify the appointment of Ernst & Young LLP as independent auditors for the year 2002.	☐	☐	☐
				4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereafter.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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GENERAL INFORMATION
VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS
DIRECTORS CONTINUING IN OFFICE
PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY FROM DELAWARE TO CALIFORNIA
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE COMPENSATION
SHAREHOLDER PROPOSALS
OTHER BUSINESS
APPENDIX A
PROPOSED FORM OF AGREEMENT AND PLAN OF MERGER OF MAXWELL TECHNOLOGIES, INC. A DELAWARE CORPORATION AND MAXWELL TECHNOLOGIES, INC A CALIFORNIA CORPORATION
EXHIBIT 1 ARTICLES OF INCORPORATION OF MAXWELL TECHNOLOGIES, INC.
I.
II.
III.
IV.
V.
VI.
VII.
EXHIBIT 2 BYLAWS OF MAXWELL TECHNOLOGIES, INC. (A California Corporation)
ARTICLE I Applicability
ARTICLE II Offices
ARTICLE III Meetings of Shareholders
ARTICLE IV Directors
ARTICLE V Committees of the Board of Directors
ARTICLE VI Meetings of the Board of Directors and Committees Thereof
ARTICLE VII Officers
ARTICLE VIII Records and Reports
ARTICLE IX Stock
ARTICLE X Miscellaneous
ARTICLE XI Amendments